Dear Shareholder:


This is to inform you that we inadvertently omitted certain investors holding greater than 5% of the outstanding shares of the fund from page 11 of the proxy statement. On the reverse of this letter is a complete list of investors who own 5% or more of the outstanding shares of each fund. We apologize for any inconvenience this may have caused you.

Your vote makes a difference!
Just a reminder to let you know that your vote is critical. Please review the materials previously sent to you and complete, sign and return the proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings.

If you have any additional questions or need additional information, please contact your investment professional or call your Client Relationship Officer at 1-800-544-3577, Monday through Friday between 8:00 A.M. and 6:00 P.M. Eastern Time.
Thank you for your prompt vote on this matter.

               Supplement to John Hancock Independence Growth Fund
                 and John Hancock Independence Value Fund Proxy

Please replace page 11 of the proxy with the following:

                        OWNERSHIP OF SHARES IN THE FUNDS

As of May 10, 1999, the following investors held of record 5% or more of the outstanding shares of the funds. To the knowledge of each fund, no other investors owned of record or beneficially 5% or more of the outstanding shares of the funds.


----------------------------------------- ------------------------------- -----------------------------------
                                                                          Percentage of
Name and Address of Shareholder           Fund                            Outstanding Shares
-------------------------------           ----                            ------------------

----------------------------------------- ------------------------------- -----------------------------------
Glaval Corporation Savings Plan           Independence Growth Fund        29.34%
55470 County Road
Elkhart, IN  46514
----------------------------------------- ------------------------------- -----------------------------------
Independence Investment Associates        Independence Growth Fund        16.90%
53 State Street
Boston, MA  02109
----------------------------------------- ------------------------------- -----------------------------------
Elixir Industries 401(k) Plan             Independence Growth Fund        13.63%
17925 S. Broadway
P.O. Box 470
Gardena, CA 90247
----------------------------------------- ------------------------------- -----------------------------------
American Radio Association Retirement     Independence Growth Fund        10.59%
Account Plan
360 West 31st Street, 3rd Floor
New York, NY  10001
----------------------------------------- ------------------------------- -----------------------------------
The Arden Group Inc.                      Independence Growth Fund        8.66%
401(k) Plan
2020 South Central Avenue
Compton, CA  90220
----------------------------------------- ------------------------------- -----------------------------------
City of Highland Park                     Independence Growth Fund        5.50%
401(k) Plan
12050 Woodward Avenue
Highland Park, MI  48203
----------------------------------------- ------------------------------- -----------------------------------
Mendes & Mount LLP                        Independence Value Fund         27.04%
Retirement Plan
750 Seventh Avenue
New York, NY  10019
----------------------------------------- ------------------------------- -----------------------------------
Mendes & Mount LLP                        Independence Value Fund         26.55%
Retirement Plan II
750 Seventh Avenue
New York, NY  10019
----------------------------------------- ------------------------------- -----------------------------------
Glaval Corporation Savings Plan           Independence Value Fund         15.66%
55470 County Road
Elkhart, IN  46514
----------------------------------------- ------------------------------- -----------------------------------
Independence Investment Associates        Independence Value Fund         14.42%
53 State Street
Boston, MA  02109
----------------------------------------- ------------------------------- -----------------------------------
CG Enterprises EE Sal Savings             Independence Value Fund         9.07%
Retirement Plan
12001 Guilford Road
Annapolis Junction, MD  20701
----------------------------------------- ------------------------------- -----------------------------------
5/26/99